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                                                                   Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Kana Communications, Inc.:

    We consent to the use of our form of reports included herein and to the references to our firm under the headings "Supplemental Selected Consolidated Financial Data," "Change in Accountants," and "Experts" in the prospectus.

                                          /s/ KPMG LLP

Mountain View, California

August 23, 1999